PERFORMANCE HEALTH TECHNOLOGIES, INC.
                   AMENDED AND RESTATED STOCK PURCHASE WARRANT

          For value received, Performance Health Technologies, Inc., a corporation of the State of Delaware (the "Company"), promises to deliver to ____________ ("Holder") a certificate for ____________ fully-paid and non-assessable shares of the Common Stock of the Company, as constituted at the time of purchase, upon presentation and surrender of this Warrant duly endorsed at any time hereafter at the office or agency of the Company, upon payment of the purchase price of $.25 per share therefor.

          It is expressly understood that the number of shares of stock called for hereunder shall be good delivery hereunder whether or not the rights or interests represented by such shares are equivalent to the rights or interests represented by the shares of Common Stock of the Company authorized or outstanding at the date hereof or at any other time prior to such purchase and irrespective of any change which may have occurred prior to the exercise hereof including (without prejudice to the generality of the foregoing) any change by way of payment of stock dividends, sale, exchange, or other disposition of any class of stock of the Company, any change of authorized capital or reclassification thereof, the sale or lease by the Company of all or substantially all or any part of its property or any change whatsoever; PROVIDED, HOWEVER, that if, while this Warrant is in effect, the shares of such Common Stock which the holder hereof may be entitled to purchase in accordance with the provisions hereof shall be subdivided or consolidated into a greater or lesser number of shares of Common Stock of the Company, or if, upon a merger or consolidation, the shares of such Common Stock of the Company shall be exchanged for shares of Common Stock of the Company resulting from such merger or consolidation, then the holder hereof shall be entitled to purchase such number of new shares of Common Stock of the Company or such number of shares of Common Stock of the Company resulting from such merger or consolidation as were exchangeable for the number of shares of Common Stock of the Company which the holder would have been entitled to purchase except for such action, but no such change in the number of shares purchasable hereunder shall increase or decrease the total purchase price payable hereunder. Whenever in this Warrant the Company is referred to this shall be deemed to include any corporation into which the Company may have been merged or consolidated.

          This Warrant does not entitle the holder hereof to any rights whatsoever as a stockholder of the Company.

          Holder understands that this Warrant has been issued without registration pursuant to the Securities Act of 1933, as amended (the "Act") and without registration pursuant to any state securities laws, in each case in reliance upon an exemption from the registration requirements of the Act and such state securities laws. As a result, Holder understands that:

                  THIS WARRANT WAS ACQUIRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR OTHER APPLICABLE STATE SECURITIES LAWS. NO TRANSFER OR SALE OF THIS WARRANT OR ANY INTEREST THEREIN MAY BE MADE EXCEPT UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND SAID STATE SECURITIES LAWS COVERING SAID SECURITIES UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO if THAT SUCH TRANSFER OR SALE DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR SAID STATE SECURITIES LAWS.

Holder agrees, represents, and warrants that this Warrant is being acquired for Holder's account, and not with a view to or in connection with any offering or distribution and no public distribution of this Warrant will be made in violation of the provisions of the Act or applicable state securities laws. In the event of any permitted transfer of this Warrant, it shall be a condition to the transfer of any rights set forth in this Warrant that any transferee thereof deliver to the Company said transferee's written agreement to accept and be bound by all of the terms and conditions of this Warrant, Holder will be responsible for any transfer taxes or fees due as a result of any transfer of this Warrant, and the rights represented by this Warrant will be transferable only on the books of the Company at the office or agency of the Company, by the holder hereof in person or by his duly authorized attorney upon surrender of this Warrant properly endorsed.

          Holder understands that Common Stock issued or to-be-issued hereunder (collectively, the "Securities") have been or will be issued without registration pursuant to the Securities Act of 1933, as amended (the "Act") and without registration pursuant to any state securities laws, in each case in reliance upon an exemption from the registration requirements of the Act and such state securities laws. As a result, Holder understands that any document or certificate evidencing any of the Securities may contain a restrictive legend substantially as follows:

                   THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR OTHER APPLICABLE STATE SECURITIES LAWS. NO TRANSFER OR SALE OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND SAD STATE SECURITIES LAWS COVERING SAID SECURITIES UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER OR SALE DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR SAID STATE SECURITIES LAWS.

Upon such issuance Holder further agrees, represents, and warrants that (a) the Securities are being acquired for Holder's account, and not with a view to or in connection with any offering or distribution; (b) no public distribution of the Securities will be made in violation of the provisions of the Act or applicable state securities laws; and (c) during such period as delivery of a prospectus



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

with respect to any of the Securities may be required by the Act, no public distribution of the Securities will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of the Act and in compliance with all applicable state securities laws. Holder further agrees that if any transfer or distribution of any Securities is proposed to be made otherwise than pursuant to registration under the Act and applicable state securities laws, such action shall be taken only after submission to the Company of an opinion of counsel, reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer or distribution will not be in violation of the Act or of applicable state securities laws. Furthermore, it shall be a condition to the transfer of any rights set forth in this Warrant that any transferee thereof deliver to the Company said transferee's written agreement to accept and be bound by all of the terms and conditions of this Warrant. Holder is responsible for any transfer taxes or fees due as a result of any transfer of any Securities.

Dated:_______________             PERFORMANCE HEALTH TECHNOLOGIES, INC.

                                  By:
                                         --------------------------------
                                  Title:
                                         --------------------------------





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

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                              WARRANT EXERCISE FORM
                          To be Executed by the Holder
                          in Order to Exercise Warrant

         The undersigned Holder hereby irrevocably elects to exercise its rights represented by this Stock Purchase Warrant to purchase ___ shares of Common stock issuable upon the exercise of this Stock Purchase Warrant and requests that certificates for such securities shall be issued in the name of the Holder and be delivered to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    (please print or type name and address)

And if such number of shares of Common Stock shall not be all the shares that may be acquired pursuant to the exercise of this Stock Purchase Warrant that a new Stock Purchase Warrant for the balance of such shares be registered in the name of and delivered to the Holder at the address stated below.


Dated:
      -----------------           ----------------------------------------------
                                                    Address

                                  ----------------------------------------------
                                            Taxpayer Identification Number

                                  ----------------------------------------------
                                                Signature Guaranteed


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